united states

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 15, 2012

Astoria Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-11967	11-3170868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (516) 327-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Items.

The Board of Directors of Astoria Financial Corporation (the “Company”) at its meeting on February 15, 2012, adopted amendments to its Corporate Governance Guidelines to provide for majority voting in uncontested director elections. A copy of the amended Corporate Governance Guidelines is attached herewith and is also available on the Company’s website, http://ir.astoriafederal.com under the heading “Corporate Governance Guideline”.

Item 9.01	Exhibits.

(d)	Exhibits.

The following Exhibits are filed as part of this report:

Exhibit 99.1	Astoria Financial Corporation Corporate Governance Guidelines, as amended on February 15, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astoria Financial Corporation

By:	/s/	Alan P. Eggleston
Alan P. Eggleston
Senior Executive Vice President,
Secretary and Chief Risk Officer

Dated: February 16, 2012

EXHIBIT INDEX

Exhibit Number	Description

99.1	Astoria Financial Corporation Corporate Governance Guidelines, as amended on February 15, 2012.

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